UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K
                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                February 21, 2003
                      ------------------------------------
                Date of Report (Date of earliest event reported)

                           APPIANT TECHNOLOGIES, INC.
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             (Exact Name of Registrant as Specified in its Charter)

          Delaware                  0-21999                    84-1360852
        -----------                ----------               ---------------
(State or other Jurisdiction   (S.E.C. File Number)          (IRS Employer
      of Incorporation)                                    Identification No.)

                                6663 Owens Drive
                              Pleasanton, CA 94588
                          ----------------------------
          (Address of principal executive offices, including zip code)

                                 (925) 251-3200
                               -------------------
              (Registrant's telephone number, including area code)

                                 Not applicable
                               ------------------
          (Former name or former address, if changed since last report)


Item  5.  Other  events.

     Two members of the Appiant Technologies, Inc. Board of Directors, L. Thomas Baldwin III and Fred E. Tannous, have resigned their positions due to personal reasons. The Company thanks them for their past service and wishes them well in future endeavors.


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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          Appiant Technologies, Inc.
                                          -------------------------------


February 21, 2003                    By:  /s/  Douglas S. Zorn
-----------------                         -------------------------------
                                          Douglas S. Zorn
                                          President & CEO


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